UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022 (August 3, 2022)

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor

Cambridge, MA 02142

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 441-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MACK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On August 3, 2022, Merrimack Pharmaceuticals, Inc. (“Merrimack” or the “Company”) issued a press release entitled “Merrimack Provides Ipsen Report of Results From Phase III RESILIENT Trial Evaluating Onivyde® in Second-Line Monotherapy for Small Cell Lung Cancer.”

In the press release, Merrimack announced that Ipsen, SA (“Ipsen”) had issued a press release on August 3, 2022 reporting its primary analysis of the results of its Phase 3 trial of Onivyde® (irinotecan liposomal injection) as a treatment of second line small cell lung cancer (SCLC). The Ipsen press release indicates that the “the primary endpoint OS was not met in patients treated with Onivyde versus topotecan. However, a doubling of the secondary endpoint of objective response rate (ORR) in favor of Onivyde was observed. The safety and tolerability of Onivyde was consistent with its already-known safety profile, and no new safety concerns emerged. The clinical study results will be communicated with the regulatory agency.” Ipsen indicated in its update that it will analyze the data further before making decisions about next steps.

The full text of Merrimack’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The Merrimack press release was also simultaneously filed on Merrimack’s website.

Forward Looking Statements

To the extent that statements contained in the Merrimack August 3, 2022 press release are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include any statements about Merrimack’s strategy, future operations, future financial position, future revenues and future expectations and plans and prospects for Merrimack, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. Merrimack’s forward-looking statements include, among others, Merrimack’s rights to receive payments related to certain milestone events or whether such milestones will be achieved, if at all, the sufficiency of Merrimack’s cash resources and Merrimack’s strategic plan, including any potential distribution of additional cash. Such forward-looking statements involve substantial risks and uncertainties that could cause Merrimack’s future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others: Positive information about pre-clinical and early stage clinical trial results does not ensure that later stage or larger scale clinical trials will be successful. For example, Onivyde® may not demonstrate promising therapeutic effect or appropriate safety profiles in current or later stage or larger scale clinical trials as a result of known or as yet unanticipated side effects. The results achieved in later stage trials may not be sufficient to meet applicable regulatory standards or to justify further development. Problems or delays may arise prior to the initiation of planned clinical trials, during clinical trials or in the course of developing, testing or manufacturing that could lead Ipsen and Elevation Oncology and their partners and collaborators to fail to initiate or to discontinue development. Even if later stage clinical trials are successful, unexpected concerns may arise from subsequent analysis of data or from additional data. Obstacles may arise or issues may be identified in connection with review of clinical data with regulatory authorities. Regulatory authorities may disagree with Ipsen and Elevation Oncology’s view of the data or require additional data or information or additional studies. In addition, the planned timing of initiation and completion of clinical trials based upon Onivyde® and the anti-HER Program are subject to the ability of each of Ipsen and Elevation Oncology, respectively, to enroll patients, enter into agreements with clinical trial sites and investigators, and overcome technical hurdles and other issues related to the conduct of the trials for which each of them is responsible. Additionally, each of Ipsen and Elevation Oncology are subject to the risk that they may not successfully commercialize these development programs. Merrimack is also subject to the risk that it may not have funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements. In addition, press releases and other public statements by Ipsen and Elevation Oncology may contain forward-looking statements. Merrimack undertakes no obligation to update or revise any forward-looking statements. Forward-looking statements should not be relied upon as representing Merrimack’s views as of any date subsequent to the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Merrimack’s business in general, see the “Risk Factors” section of Merrimack’s Annual Report on Form 10-K filed with the SEC on March 9, 2022, any subsequent quarterly report on Form 10-Q filed by Merrimack and the other reports Merrimack files with the Securities and Exchange Commission.

Item 9.01	Financial Statements And Exhibits

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1	Press release dated August 3, 2022, titled” Merrimack Provides Ipsen Report of Results From Phase III RESILIENT Trial Evaluating Onivyde® in Second-Line Monotherapy for Small Cell Lung Cancer.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: August 3, 2022	By:	/s/ Gary L. Crocker
Gary L. Crocker
President